PIONEER
                            -----------------------
                                   LARGE CAP
                                     VALUE
                                      FUND

                                     Annual
                                     Report

                                    9/30/02

                          [Pioneer Investments Logo](R)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               4
Schedule of Investments                       7
Financial Statements                         14
Notes to Financial Statements                18
Report of Independent Auditors               22
Trustees, Officers and Service Providers     23

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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 9/30/02
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Year-end - the logical time for a review

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

                                                                               1
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Pioneer Large Cap Value Fund

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PORTFOLIO SUMMARY 9/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

U.S Common Stocks               99%
Temporary Cash Investments       1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Financials                       29%
Energy                           15%
Consumer Discretionary           15%
Industrials                      13%
Consumer Staples                 6%
Materials                        5%
Health Care                      5%
Telecommunication Services       5%
Utilities                        4%
Information Technology           3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.   Citigroup, Inc.              4.02%      6.    American Express Co.    2.68%
2.   American Intl. Group, Inc.   3.64       7.    McGraw-Hill Co., Inc.   2.54
3.   Royal Dutch Petroleum Co.    3.39       8.    Wells Fargo & Co.       2.53
4.   ConocoPhillips               3.16       9.    Bank of America Corp.   2.38
5.   Gannett Co.                  3.00      10.    U.S. Bancorp            2.11

Fund holdings will vary for other periods.

2
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Pioneer Large Cap Value Fund

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PERFORMANCE UPDATE 9/30/02                             CLASS A SHARES
--------------------------------------------------------------------------------

 Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        9/30/02   9/30/01
                 $6.15     $8.06

Distributions per Share   Income      Short-Term      Long-Term
(9/30/01 - 9/30/02)       Dividends   Capital Gains   Capital Gains
                          $0.020            -               -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart below shows the growth of a $10,000 investment made in Pioneer Large Cap Value Fund at public offering price, compared to the growth of the Russell 1000 Value Index and S&P 500/Barra Value Index. Pioneer believes that the S&P 500/Barra Value Index is more appropriate than the Russell 1000 Value Index for the Fund's investment comparisons, and the Fund will compare its performance to the S&P 500/Barra Value index in the future.

           Average Annual Total Returns
            (as of September 30, 2002)

                 Net Asset    Public Offering*
Period            Value          Price
Life-of-fund
(12/29/00)      -24.15%         -26.68%
1 year          -23.52%         -27.90%

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE F0LLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Growth of $10,000

  Date          Pioneer          S&P 500/         Russel
             Large Cap Value      Barra            1000
                Fund*            Value           Value
                                  Index           Index
12/31/00        $9,425           $10,000         $10,000
9/30/01         $7,597           $ 8,177         $ 8,793
9/30/02         $5,810           $ 6,358         $ 7,303

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and subsidized other Fund expenses; otherwise, returns would have been lower.

The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The S&P 500/Barra Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The S&P 500/Barra Value Index also contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the index. Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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Pioneer Large Cap Value Fund
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PORTFOLIO MANAGEMENT DISCUSSION 9/30/02
--------------------------------------------------------------------------------

The 12-month period that ended September 30, 2002 continued to be challenging for stock investing. In the following interview, Walter Hunnewell, Jr., a member of the Fund's portfolio management team, discusses fund performance during the past year.

Q:  What was the investment environment for the period under review?

A: All in all, the year was an extremely disappointing one for investors. Major indices declined precipitously, and our benchmark, the S&P 500 Barra Value Index, was no exception. From September 28, 2001 until late May, 2002 our benchmark index gained 7% as prospects for economic recovery improved, driven at least in part by a rebuilding of business inventories. However, late July saw the Index down 29% as overly optimistic forward economic growth rate assumptions were reduced. A late summer market rally propelled the index up 21% from the July low. This was followed by a 15% decline to the end of our fiscal year on September 30, 2002. The prospect of a U.S.-led war against Iraq, abnormally high energy prices given low economic activity and continued managerial/accounting controversies all had a depressing effect upon leading indicators of economic activity, prospects for corporate earnings recoveries and stock market valuations.

Q:  What factors influenced Fund performance during the period?

A: For the 12 months ending September 30, 2002, Pioneer Large Cap Value Fund's total return based on net asset value was -23.52% compared to a total return of -22.25% for the Fund's benchmark index. The majority of the Fund's underperformance relative to the index can be traced to the first half of the fiscal year; the second half of the year turned in performance approximately in line with the benchmark.

    Commencing in the second quarter of the fiscal year, the Fund's holdings were adjusted to more closely correspond to the Fund's benchmark Index. Additionally, the number of holdings was increased to provide better diversification. The magnitude of sector under- and overweightings also was reduced. We believe these changes were significant determinants of the improved performance over the balance of the year.

4
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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    Looking at the year as a whole and mindful of the second quarter changes noted above, the Fund's greatest success was in the industrials sector where good stock selection and a modest over-weighting of this outperforming sector combined to effect the single largest contribution to Fund performance. The Fund's avoidance of Tyco International and holdings in United Parcel Service and Textron were contributors to performance in this sector. An underweighting of the underperforming telecommunications sector was the next most-important contributor. Stock selection in this area was good as we avoided the more-troubled long distance and wireless businesses. Strong stock selection in the consumer discretionary sector also added to performance. In the media sub-sector, our emphasis on newspaper publisher & television broadcaster Gannett and other media names such as McGraw-Hill and Tribune added to relative performance. Overall, our underweight exposure to Symantec and Tyco were the two largest contributors to the Fund's relative performance during the year.

Q:  What reduced the Fund's investment return?

A: The financial sector - heavily represented in the benchmark Index - outperformed the index overall and our moderately under-weighted position worked against us. While the Fund benefited from several regional bank holdings, such as National City and Charter One, these were not sufficient to offset adverse stock selection in several other names such as two strong out-performers: Bank One and Wachovia. The utilities sector, often thought of as a safe harbor in stormy economic times, proved treacherous as company after company owned up to dubious energy trading operations. While the Fund had underweighted this underperforming sector, our stock selection could have been better as several of our utility holdings had exposure to energy trading. Overall, our overweight decisions on SBC Communications and Electronic Data Systems were the two largest detractors from the Fund's relative performance during the year.

Q:  How do you manage the Fund?

A: We manage the Fund against our benchmark Index, with the goal of better performance over longer periods of time. We seek to minimize, to the extent necessary, non-benchmark holdings to

                                                                               5
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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 9/30/02                            (continued)
--------------------------------------------------------------------------------

    reduce the volatility of the Fund's returns relative to the index. Our investment approach consists of investing in high quality, lower-risk companies that sell at market or lower earnings multiples.

    For example, in September, we added to our position in United Technologies where strong, shareowner-oriented management continues to improve upon its many high market-share businesses notwithstanding an adverse industrial economy and outlook. Also in September, we added to our position in American International Group on the belief that a period of heightened skepticism and turbulence may be closing for this financially strong insurance business.

Q:  What is your investment outlook for the coming months?

A: We remain optimistic about the potential for modest economic recovery. Nonetheless, we will always include a prudent weighting in steadier-growth consumer staples and other similar enterprises with strong balance sheets and the wherewithal to prosper in adverse economic environments. After a period of above-trend economic growth in the first half of 2002, we believe the economy is now settling into a more sustained, albeit lower-growth, period of expansion. The saying goes that the markets abhor uncertainty; well, the last year have seen plenty. Instead of planning and investing for the future, we would venture that over the last months many CEOs have been occupied with an examination of their own corporate governance and accounting policies. A possible war with Iraq must continue to weigh on everyone's minds. But as these uncertainties disappear, as we believe they will, the outlook should brighten.

6
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Pioneer Large Cap Value Fund
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SCHEDULE OF INVESTMENTS 9/30/02
--------------------------------------------------------------------------------

 Shares                                                           Value
           COMMON STOCKS - 99.2%
           Energy - 15.3%
           Integrated Oil & Gas - 11.8%
    85     Amerada Hess Corp.                                  $  5,770
   106     ChevronTexaco Corp.                                    7,340
   247     ConocoPhillips*                                       11,421
   200     Exxon Mobil Corp.                                      6,380
   305     Royal Dutch Petroleum Co.                             12,252
                                                               --------
                                                               $ 43,163
                                                               --------
           Oil & Gas Drilling - 2.1%
   115     Noble Drilling Corp.*                               $  3,565
    80     Smith International, Inc.*                             2,345
    75     Transocean Offshore Inc.                               1,560
                                                               --------
                                                               $  7,470
                                                               --------
           Oil & Gas Exploration & Production - 1.4%
    65     Anadarko Petroleum Corp.                            $  2,895
    26     Murphy Oil Corp.                                       2,134
                                                               --------
                                                               $  5,029
                                                               --------
           Total Energy                                        $ 55,662
                                                               --------
           Materials - 5.1%
           Aluminum - 0.8%
   144     Alcoa, Inc.                                         $  2,779
                                                               --------
           Commodity Chemicals - 2.0%
   100     Air Products & Chemicals, Inc.                      $  4,201
    60     Praxair Inc.                                           3,067
                                                               --------
                                                               $  7,268
                                                               --------
           Diversified Chemicals - 0.7%
    60     PPG Industries, Inc.                                $  2,682
                                                               --------
           Diversified Metals & Mining - 0.7%
   130     Freeport-McMoRan Copper & Gold, Inc. (Class B)*     $  1,750
    35     Phelps Dodge Corp.*                                      897
                                                               --------
                                                               $  2,647
                                                               --------
           Paper Products - 0.5%
    40     Weyerhaeuser Co.                                    $  1,751
                                                               --------

The accompanying notes are an integral part of these financial statements.    7

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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                  Value
           Steel - 0.4%
    40     Nucor Corp.                                 $  1,516
                                                       --------
           Total Materials                             $ 18,643
                                                       --------
           Capital Goods - 9.0%
           Aerospace & Defense - 1.8%
    70     Boeing Co.                                  $  2,389
    50     General Dynamics Corp.                         4,066
                                                       --------
                                                       $  6,455
                                                       --------
           Electrical Components & Equipment - 0.8%
    60     American Power Conversion Corp.*            $    574
    80     Cooper Industries Inc.                         2,428
                                                       --------
                                                       $  3,002
                                                       --------
           Industrial Conglomerates - 5.4%
    20     3M Company                                  $  2,199
    30     American Standard Companies, Inc.*             1,909
    50     Illinois Tool Works, Inc.                      2,917
    40     ITT Industries, Inc.                           2,493
    50     Parker Hannifin Corp.                          1,911
    42     Textron, Inc.                                  1,432
   120     United Technologies Corp.                      6,779
                                                       --------
                                                       $ 19,640
                                                       --------
           Industrial Machinery - 1.0%
    70     Caterpillar, Inc.                           $  2,605
    30     Ingersoll-Rand Co.                             1,033
                                                       --------
                                                       $  3,638
                                                       --------
           Total Capital Goods                         $ 32,735
                                                       --------
           Commercial Services & Supplies - 1.7%
           Data Processing Services - 1.4%
    60     Automatic Data Processing, Inc.             $  2,086
    50     DST Systems, Inc.*                             1,473
   110     Electronic Data Systems Corp.                  1,538
                                                       --------
                                                       $  5,097
                                                       --------
           Diversified Commercial Services - 0.3%
    50     Sabre Group Holdings, Inc.*                 $    968
                                                       --------
           Total Commercial Services & Supplies        $  6,065
                                                       --------

   The accompanying notes are an integral part of these financial statements.

8
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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                               Value
           Transportation - 2.4%
           Air Freight & Logistics - 0.9%
    65     FedEx Corp.                              $  3,255
                                                    --------
           Airlines - 0.6%
   180     Southwest Airlines Co.                   $  2,351
                                                    --------
           Trucking - 0.9%
    50     United Parcel Service                    $  3,127
                                                    --------
           Total Transportation                     $  8,733
                                                    --------
           Hotels Restaurants & Leisure - 1.4%
           Hotels, Resorts & Cruise Lines - 0.4%
    50     Carnival Corp.                           $  1,255
                                                    --------
           Restaurants - 1.0%
   150     Darden Restaurants                       $  3,636
                                                    --------
           Total Hotels Restaurants & Leisure       $  4,891
                                                    --------
           Media - 11.3%
           Advertising - 0.6%
    40     Omnicom Group                            $  2,227
                                                    --------
           Broadcasting & Cable TV - 0.5%
    50     Clear Channel Communications, Inc.*      $  1,737
                                                    --------
           Movies & Entertainment - 3.2%
   423     AOL Time - Warner, Inc.*                 $  4,949
   100     Viacom, Inc. (Class B)*                     4,055
   180     The Walt Disney Co.                         2,725
                                                    --------
                                                    $ 11,729
                                                    --------
           Publishing - 7.0%
   150     Gannett Co.                              $ 10,827
   150     McGraw-Hill Co., Inc.                       9,183
   125     Tribune Co.                                 5,226
                                                    --------
                                                    $ 25,236
                                                    --------
           Total Media                              $ 40,929
                                                    --------
           Retailing - 2.4%
           Apparel Retail - 0.6%
    50     Nike, Inc.                               $  2,159
                                                    --------

   The accompanying notes are an integral part of these financial statements.

                                                                               9
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Pioneer Large Cap Value Fund
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SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                 Value
           Department Stores - 0.4%
    60     May Department Stores Co.                  $  1,366
                                                      --------
           General Merchandise Stores - 0.7%
    80     Costco Wholesale Corp.*                    $  2,590
                                                      --------
           Home Improvement Retail - 0.7%
   100     Home Depot, Inc.                           $  2,610
                                                      --------
           Total Retailing                            $  8,725
                                                      --------
           Food & Drug Retailing - 3.9%
           Drug Retail - 1.7%
   240     CVS Corp.                                  $  6,084
                                                      --------
           Food Distributors - 0.7%
    45     Cardinal Health, Inc.                      $  2,799
                                                      --------
           Food Retail - 1.5%
    50     Hershey Foods Corp.                        $  3,102
    85     Kroger Co.*                                   1,198
    50     Safeway, Inc.*                                1,115
                                                      --------
                                                      $  5,415
                                                      --------
           Total Food & Drug Retailing                $ 14,298
                                                      --------
           Food Beverage & Tobacco - 1.3%
           Soft Drinks - 1.3%
   205     The Pepsi Bottling Group, Inc.*            $  4,797
                                                      --------
           Total Food Beverage & Tobacco              $  4,797
                                                      --------
           Household & Personal Products - 0.4%
           Household Products - 0.4%
    28     Colgate-Palmolive Co.                      $  1,511
                                                      --------
           Total Household & Personal Products        $  1,511
                                                      --------
           Health Care Equipment & Supplies - 4.4%
           Health Care Equipment - 1.5%
   100     Baxter International, Inc.                 $  3,055
    75     Guidant Corp.*                                2,423
                                                      --------
                                                      $  5,478
                                                      --------
           Health Care Facilities - 1.5%
    50     Health Management Associates, Inc.*        $  1,011
    90     Tenet Healthcare Corp.*                       4,455
                                                      --------
                                                      $  5,466
                                                      --------

  The accompanying notes are an integral part of these financial statements.

10
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Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Shares                                                 Value
           Managed Health Care - 1.4%
    70     Wellpoint Health Networks Inc.*            $  5,131
                                                      --------
           Total Health Care Equipment & Supplies     $ 16,075
                                                      --------
           Pharmaceuticals & Biotechnology - 0.4%
           Pharmaceuticals - 0.4%
    35     Merck & Co., Inc.                          $  1,600
                                                      --------
           Total Pharmaceuticals & Biotechnology      $  1,600
                                                      --------
           Banks - 11.2%
   135     Bank of America Corp.                      $  8,613
   150     The Bank of New York Co., Inc.                4,311
   143     Charter One Financial, Inc.                   4,244
   130     Fleet Boston Financial Corp.                  2,643
   150     National City Corp.                           4,279
   410     U.S. Bancorp                                  7,618
   190     Wells Fargo & Co.                             9,150
                                                      --------
                                                      $ 40,858
                                                      --------
           Total Banks                                $ 40,858
                                                      --------
           Diversified Financials - 10.1%
           Consumer Finance - 0.9%
    90     Capital One Financial Corp.                $  3,143
                                                      --------
           Diversified Financial Services - 9.2%
   310     American Express Co.                       $  9,666
   490     Citigroup, Inc.                              14,528
    45     Goldman Sachs Group Inc.                      2,971
   170     Merrill Lynch & Co., Inc.                     5,601
    30     T. Rowe Price Associates, Inc.                  749
                                                      --------
                                                      $ 33,515
                                                      --------
           Total Diversified Financials               $ 36,658
                                                      --------
           Insurance - 7.8%
           Insurance Brokers - 0.6%
    40     Ambac Financial Group, Inc.                $  2,156
                                                      --------
           Life & Health Insurance - 1.0%
   120     Aflac, Inc.                                $  3,683
                                                      --------

The accompanying notes are an integral part of these financial statements.   11

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Pioneer Large Cap Value Fund
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SCHEDULE OF INVESTMENTS 9/30/02                                    (continued)
--------------------------------------------------------------------------------

 Shares                                                      Value
           Multi-Line Insurance - 4.6%
   240     American Intl. Group, Inc.                      $ 13,128
    85     Hartford Financial Services Group, Inc.            3,485
                                                           --------
                                                           $ 16,613
                                                           --------
           Property & Casualty Insurance - 1.6%
    65     Allstate Corp.                                  $  2,311
    65     Chubb Corp.                                        3,564
                                                           --------
                                                           $  5,875
                                                           --------
           Total Insurance                                 $ 28,327
                                                           --------
           Technology Hardware & Development - 3.0%
           Computer Hardware - 1.5%
   229     Hewlett-Packard Co.                             $  2,672
    50     IBM Corp.                                          2,919
                                                           --------
                                                           $  5,591
                                                           --------
           Electronic Equipment & Instruments - 0.2%
    30     Raytheon Co. (Class B)                          $    879
                                                           --------
           Semiconductors - 0.7%
   200     Micron Technology, Inc.*                        $  2,474
                                                           --------
           Telecommunications Equipment - 0.6%
   200     Motorola, Inc.                                  $  2,036
                                                           --------
           Total Technology Hardware & Development         $ 10,980
                                                           --------
           Telecommunication Services - 4.7%
           Integrated Telecommunication Services - 4.7%
    83     Alltel Corp.                                    $  3,331
   375     AT&T Corp.                                         4,504
   310     BellSouth Corp.                                    5,692
   183     SBC Communications, Inc.                           3,678
                                                           --------
                                                           $ 17,205
                                                           --------
           Total Telecommunication Services                $ 17,205
                                                           --------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Shares                                                        Value
                    Utilities - 3.4%
                    Electric Utilities - 3.4%
          100       American Electric Power Co., Inc.             $  2,851
           90       Dominion Resources, Inc.                         4,566
           70       Exelon Corp.                                     3,325
           43       NSTAR                                            1,701
                                                                  --------
                                                                  $ 12,443
                                                                  --------
                    Total Utilities                               $ 12,443
                                                                  --------
                    Total COMMON STOCKS
                    (Cost $481,958)                               $361,135
                                                                  --------
   Principal
     Amount
                    TEMPORARY CASH INVESTMENT - 0.8%
                    Security Lending Collateral - 0.8%
    $   3,008       Securities Lending Investment Fund, 1.85%     $  3,008
                                                                  --------
                    TOTAL TEMPORARY CASH INVESTMENT
                    (Cost $3,008)                                 $  3,008
                                                                  --------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENT
                    (Cost $484,966)(a)(b)(c)                      $364,143
                                                                  --------

* Non-income producing security.


(a) At September 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $484,966 was as follows:
    Aggregate gross unrealized gain for all investments in which there
    is an excess of value over tax cost                                      $   4,375
    Aggregate gross unrealized loss for all investments in which there
    is an excess of tax cost over value                                       (125,198)
                                                                            ----------
    Net unrealized loss                                                      $(120,823)
                                                                            ----------

(b) At September 30, 2002 the Fund had a net capital loss carryforward of $14,466 which will expire in 2009 if not utilized.

(c) The Fund elected to defer $68,827 of capital losses recognized between November 1, 2001 and September 30, 2002 to its fiscal year ending September 30, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2002 aggregated $417,059 and $363,972, respectively.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
BALANCE SHEET 9/30/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including securities
   loaned of $2,945 and temporary cash investment of
    $3,008) (cost $484,966)                                   $364,143
  Cash                                                          19,774
  Receivables -
     Investment securities sold                                  4,011
     Dividends, interest and foreign taxes withheld                419
  Due from Pioneer Investment Management, Inc.                   2,145
                                                              --------
       Total assets                                           $390,492
                                                              --------
LIABILITIES:
  Payables -
     Investment securities purchased                          $  7,710
     Fund shares repurchased                                     2,930
     Upon return of securities loaned                            3,008
  Due to affiliates                                              3,111
  Accrued expenses                                              50,778
  Other                                                             33
                                                              --------
       Total liabilities                                      $ 67,570
                                                              --------
NET ASSETS:
  Paid-in capital                                             $526,113
  Undistributed net investment income                              925
  Accumulated net realized loss on investments                 (83,293)
  Net unrealized loss on investments                          (120,823)
                                                              --------
       Total net assets                                       $322,922
                                                              --------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  (Based on $322,922/52,514 shares)                           $   6.15
                                                              --------
MAXIMUM OFFERING PRICE
  Class A ($6.15 [divided by] 94.25%)                         $   6.53
                                                              --------

14 The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 9/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $56)            $8,361
  Interest                                                       295
                                                              ------
     Total investment income                                              $   8,656
                                                                          ---------
EXPENSES:
  Management fees                                             $2,944
  Transfer agent fees                                            312
  Distribution fees                                            1,052
  Registration fees                                           48,188
  Professional fees                                           26,355
  Administrative fees                                         37,570
  Fees and expenses of nonaffiliated trustees                  7,473
  Custodian fees                                              11,193
  Printing                                                     9,565
  Miscellaneous                                                5,088
                                                              ------
     Total expenses                                                       $ 149,740
     Less management fees waived and expenses reim-
       bursed by Pioneer Investment Management, Inc.                       (142,380)
                                                                          ---------
     Net expenses                                                         $   7,360
                                                                          ---------
       Net investment income                                              $   1,296
                                                                          ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments                                        $ (67,116)
  Net unrealized loss on investments                                        (37,432)
                                                                          ---------
     Net loss on investments                                              $(104,548)
                                                                          ---------
     Net decrease in net assets resulting from operations                 $(103,252)
                                                                          ---------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Year Ended 9/30/02 and the Period 12/29/00 to 9/30/01

                                                            Year        12/29/00
                                                            Ended          to
                                                           9/30/02       9/30/01
FROM OPERATIONS:
 Net investment income                                   $    1,296          649
 Net realized loss on investments                           (67,116)     (16,460)
 Net unrealized loss on investments                         (37,432)     (83,391)
                                                         ----------      -------
   Net decrease in net assets resulting from
     operations                                          $ (103,252)    $(99,202)
                                                         ----------     --------
DISTRIBUTIONS TO SHAREOWNERS
 Net investment income:
  Class A ($0.02 and $0.00, respectively)                $   (1,034)    $      -
                                                         ----------     --------
   Total distributions to shareowners                    $   (1,034)    $      -
                                                         ----------     --------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                        $   41,043     $ 17,291
 Reinvestment of distributions                                   34            -
 Cost of shares repuchased                                  (27,728)      (4,230)
                                                         ----------     --------
  Net increase in net assets resulting from fund
   share transactions                                    $   13,349     $ 13,061
                                                         ----------     --------
  Net increase (decrease) in net assets                  $  (90,937)    $(86,141)
                                                         ----------     --------
NET ASSETS:
 Beginning of period                                     $  413,859     $500,000
                                                         ----------     --------
 End of period (including accumulated undistributed
  net investment income of $925 and $649,
  respectively)                                          $  322,922      413,859
                                                         ----------     --------

                                      '02            '02          '01         '01
                                     Shares        Amount       Shares      Amount
CLASS A
Shares sold                           5,060      $  41,043      1,853     $17,291
Reinvestment of distributions             4             34          -           -
Shares repurchased                   (3,888)       (27,728)      (515)     (4,230)
                                     ------      ---------      -----     -------
  Net increase                        1,176      $  13,349      1,338     $13,061
                                     ------      ---------      -----     -------

16 The accompanying notes are an integral part of these financial statements.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 9/30/02
--------------------------------------------------------------------------------

                                                               Year            12/29/00
                                                              Ended               to
                                                             9/30/02           9/30/01
CLASS A (a)
Net asset value, beginning of period                        $   8.06         $   10.00
                                                            --------         ---------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.02         $    0.01
 Net realized and unrealized loss on investments               (1.91)            (1.95)
                                                            --------         ---------
   Net decrease from investment operations                  $  (1.89)        $   (1.94)
                                                            --------         ---------
Distributions to shareowners:
 Net investment income                                      $  (0.02)        $       -
                                                            --------         ---------
Net decrease in net asset value                             $  (1.91)        $   (1.94)
                                                            --------         ---------
Net asset value, end of period                              $   6.15         $    8.06
                                                            --------         ---------
Total return*                                                 (23.52)%          (19.40)%
Ratio of net expenses to average net assets+                    1.75%             1.75%**
Ratio of net investment income to average net assets+           0.31%             0.18%**
Portfolio turnover rate                                           88%               54%
Net assets, end of period (in thousands)                    $    323         $     414
Ratios assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
    Net expenses                                               35.61%            27.84%**
    Net investment loss                                       (33.55)%          (25.91)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PIM and reduction for fees
  paid indirectly:
    Net expenses                                                1.75%             1.75%**
    Net investment income                                       0.31%             0.18%**

(a) Class A shares were first publicly offered on January 2, 2001.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    17

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Large Cap Value Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on March 27, 2000 and commenced operations on December 29, 2000. Prior to December 29, 2000 the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities. Fund shares were first publicly offered on January 2, 2001.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The tax character of distributions paid during the years ended September 30, 2002 and 2001 were as follows:

                                2002       2001
                              ---------   -------
  Distributions paid from:
   Ordinary income            $1,034      $   -
   Long-term capital gain          -          -
                              ------      -----
                              $1,034      $   -
                              ------      -----
   Return of capital          $    -      $   -
                              ------      -----
   Total                      $1,034      $   -

    The following shows components of distributable earnings on a federal income tax basis at September 30, 2002. These amounts do not include the capital loss carryforward.
                                                2002
                                           -------------
  Undistributed ordinary income            $     925
  Undistributed long-term capital gain             -
  Unrealized depreciation                   (120,823)
                                           ---------
  Total                                    $(119,898)

    At September 30, 2002 the Fund has reclassified $14 to increase accumulated net investment income, $283 to decrease accumulated realized loss on investments and $297 to decrease paid in

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 9/30/02                              (continued)
--------------------------------------------------------------------------------

    capital. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned no underwriting commissions from the sale of Fund shares during the year ended September 30, 2002.

D.  Security Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end is disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

2.  Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $1 billion and 0.65% on assets over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit expenses to 1.75% of the Fund's average daily net assets.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2002, $2,961 was payable to PIM related to management fees, administrative fees, and certain other services.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $73 in transfer agent fees payable to PIMSS at September 30, 2002.

4. Distribution Plan

The Fund adopted a plan of distribution for Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in due to affiliates is $77 in distribution fees payable to PFD at September 30, 2002.

5. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal year contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Large Cap Value Fund (the "Fund") as of September 30, 2002, and the related statement of operations, statements of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report dated November 5, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluting the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Large Cap Value Fund at September 30, 2002, and the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
November 8, 2002

Pioneer Large Cap Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the "Pioneer Funds"). The address for all interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Position Held            Term of Office/Length of Service
John F. Cogan, Jr. (76)*       Chairman of the Board,   Trustee since March, 2000.
                               Trustee and President    Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------

Daniel T. Geraci (45)**        Trustee and                 Trustee since October, 2001.
                               Executive Vice President    Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address          Position Held   Term of Office/Length of Service
Mary K. Bush (54)              Trustee         Trustee since May, 2000.
4201 Cathedral Avenue, NW,                     Serves until retirement or removal.
Washington, DC, 20016

--------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (75)   Trustee         Trustee since May, 2000.
Boston University Healthcare                   Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215

--------------------------------------------------------------------------------
Margaret B.W. Graham (55)      Trustee         Trustee since May, 2000.
1001 Sherbrooke Street West,                   Serves until retirement or removal.
Montreal, Quebec, Canada
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
Deputy Chairman and a Director of Pioneer          Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
-------------------------------------------------------------------------------
Director and CEO-US of PGAM since November         None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Director of Pioneer Investment Management
Shareholder Services, Inc. since October
2001; President and a Director of Pioneer
Funds Distributor, Inc. (PFD) (Chairman) and
Pioneer International Corporation since October
2001; Executive Vice President of all of the
Pioneer Funds since October 2001; President
of Fidelity Private Wealth Management Group
from 2000 through October 2001; and
Executive Vice President-Distribution and
Marketing of Fidelity Investments Institutional
Services and Fidelity Investments Canada Ltd.
prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years          Other Directorships Held
 President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
 advisory firm)                                      (industrial identification and specialty coated
                                                     material products manufacturer), Mastec Inc.
                                                     (communications and energy infrastructure),
                                                     Mortgage Guaranty Insurance Corporation, R.J.
                                                     Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                     Student Loan Marketing Association
                                                     (secondary marketing of student loans)
--------------------------------------------------------------------------------
 Alexander Graham Bell Professor of Health Care      None
 Entrepreneurship, Boston University; Professor
 of Management, Boston University School of
 Management; Professor of Public Health, Boston
 University School of Public Health; Professor of
 Surgery, Boston University School of Medicine;
 University Professor, Boston University
--------------------------------------------------------------------------------
 Founding Director, The Winthrop Group, Inc.         None
 (consulting firm); Professor of Management,
 Faculty of Management, McGill University
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address            Position Held   Term of Office/Length of Service
 Marguerite A. Piret (54)        Trustee         Trustee since May, 2000.
 One Boston Place, 26th Floor,                   Serves until retirement or removal.
 Boston, MA 02108
--------------------------------------------------------------------------------
 Stephen K. West (74)            Trustee         Trustee since May, 2000.
 125 Broad Street,                               Serves until retirement or removal.
 New York, NY 10004
--------------------------------------------------------------------------------
 John Winthrop (66)              Trustee         Trustee since May, 2000.
 One North Adgers Wharf,                         Serves until retirement or removal.
 Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address       Position Held         Term of Office/Length of Service
 Joseph P. Barri (56)       Secretary             Since March, 2000.
                                                  Serves at the discretion of Board.
--------------------------------------------------------------------------------
Dorothy E. Bourassa (54)    Assistant Secretary   Since November, 2000.
                                                  Serves at the discretion of Board.
--------------------------------------------------------------------------------
 Vincent Nave (57)          Treasurer             Since November, 2000.
                                                  Serves at the discretion of Board.
--------------------------------------------------------------------------------
 Luis I. Presutti (37)      Assistant Treasurer   Since November, 2000.
                                                  Serves at the discretion of Board.
--------------------------------------------------------------------------------
 Gary Sullivan (44)         Assistant Treasurer   Since July, 2002.
                                                  Serves at the discretion of Board.
--------------------------------------------------------------------------------
 Alan Johnson (31)          Assistant Treasurer   Since July, 2002.
                                                  Serves at the discretion of Board.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years     Other Directorships Held
 President, Newbury, Piret & Company, Inc.      Director, Organogenesis Inc. (tissue
 (merchant banking firm)                        engineering company)

--------------------------------------------------------------------------------
 Of Counsel, Sullivan & Cromwell (law firm)     Director, Dresdner RCM Global Strategic
                                                Income Fund, Inc. and The Swiss Helvetia
                                                Fund, Inc. (closed-ended investment
                                                companies), AMVESCAP PLC (investment
                                                managers) and First ING Life Insurance
                                                Company of New York

--------------------------------------------------------------------------------
 President, John Winthrop & Co., Inc.           Director of NUI Corp. (energy sales, services
 (private investment firm)                      and distribution)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of     None
the Pioneer Funds
--------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President-        None
Legal of Pioneer; and Secretary/Clerk of most
of PIM-USA's subsidiaries since October
2000; Assistant Secretary of all of the Pioneer
Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of
Compliance of PIM-USA from April 1998
through October 2000; Vice President and
Assistant General Counsel, First Union
Corporation from December 1996 through
March 1998
-------------------------------------------------------------------------------
Vice President-Fund Accounting and Custody          None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all
of the Pioneer Funds (Assistant Treasurer from
June 1999 to November 2000)
-------------------------------------------------------------------------------
Assistant Vice President-Fund Accounting,           None
Administration and Custody Services of
Pioneer (Fund Accounting Manager from 1994
to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting,            None
Administration and Custody Services of
Pioneer since 1997; and Assistant Treasurer
of all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------
Manager, Valuation Risk and Information             None
Technology-Fund Accounting, Administration
and Custody Services of Pioneer since March
2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager,
Valuation Risk and Performance Reporting of
Pioneer from June 2000 to February 2002;
Member of Pioneer Pricing Group from 1996 to
2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
 HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------
 We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                          1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                       1-800-225-4321

Retirement plans information                               1-800-622-0176

Telecommunications Device for the Deaf (TDD)               1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                          1-800-225-4240

Our Internet e-mail address                 ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                  www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus. For information on other Pioneer mutual funds, including charges and expenses, call 800-225-6292 and request a prospectus. Please read it carefully before investing or sending money.

[Pioneer Investment Logo](R)
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12629-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC
                                       [Recycled Logo] Printed on Recycled Paper